                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2006

                           Concept Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State or Other Jurisdiction of Incorporation)

                 0-25901                                  87-0422564
         (Commission File Number)              (IRS Employer Identification No.)

      175 South Main Street, Suite 1210
            Salt Lake City, Utah                             84111
   (Address of Principal Executive Offices)               (Zip Code)

                                 (801) 364-2538
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On June 9, 2006, the Board of Directors of Concept Capital Corporation
(the "Company") declared a special cash dividend in the amount of $0.10 per pre-split share of common stock, payable on July 5, 2006 to shareholders of record as of June 22, 2006, the record date. Payment of the special dividend is subject to approval by the Company's shareholders of proposals 1, 2, 3 and 6 as described in the proxy materials for the Annual Meeting of Shareholders to be held on June 30, 2006. If such proposals are approved, the dividend will be paid with respect to the 4,425,000 shares of the Company's common stock outstanding on the record date, for a total dividend distribution of $442,500.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONCEPT CAPITAL CORPORATION

Date: June 19, 2006                         By:  /s/ T. Kent Rainey
                                               T. Kent Rainey
                                               President